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Exhibit 99.10

HALO Industries, Inc.
November 2001

Case #01-10000 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Nov. 2001

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH
*
COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP	Actual November		Variance Fav/(Unfav)
CASH FLOW PROJECTION FOR THE WEEK ENDING		Budget
CASH RECEIPTS	14,132	17,191	(3,059)

CASH REQUIREMENTS
PRODUCT	11,250	10,977	(272)
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	(235)	(235)
SELLING EXPENSE	—	—	—
COMMISSIONS	1,388	2,148	760
WAGES	524	492	(31)
SEVERANCE	—	59	59
PAYROLL TAX	68	162	94
SALES ASST.	—	—	—
SAMPLE EXPENSE	60	25	(35)
MARKETING EXP	0	—	(0)
CATALOGS	73	143	70
ADVERTISING	0	49	49
AUTOMOBILE	—	1	1
TRAVEL	—	2	2
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	3	5	2
EXHIBITS & SHOWS	1	13	12
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	—	—
ROYALTY FEES/REBATES	95	108	13
RECRUITING EXPENSE	—	2	2
TELEMARKETING	—	2	2

TOTAL SELLING	2,212	3,209	997

G&A EXPENSES
WAGES	1,347	1,258	(89)
WAGES — SEVERANCE	171	178	7
RETENTION BONUS	60	152	93
TEMP HELP	41	30	(11)
SALARY — OTHER	0	—	(0)
PAYROLL TAXES	88	95	8
EMPLOYEE BONUS	13	—	(13)
EDUCATION/TRAINING	0	6	6
401K EXP	—	34	34
GROUP INSURANCE	41	—	(41)
SELF INSURANCE CLAIMS	294	134	(160)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	64	43	(21)
M&E	20	31	11
AUTO EXP	—	3	3
RENT EXPENSE	403	212	(192)
RENT ADD ON EXP	17	89	72
UTILITIES	88	40	(48)
R&M & CAP EX	55	41	(15)
ALARM SERVICE	10	27	17
MOVING EXP	20	200	180
EQUIP RENTAL	19	25	6
REAL ESTATE TAXES	—	1	1
TELEPHONE	166	133	(33)
TELEPHONE REPAIRS	13	5	(8)
FREIGHT HOUSE	110	47	(63)
POSTAGE	92	8	(84)
COLLECTION EXP	0	2	1
BANK/CREDIT CARD FEES	0	110	110
OFFICE EXP	78	55	(23)
PRINTING/STATIONARY	1	16	15
DUES & SUBS	12	12	(1)
DATA LINES	—	46	46

COMPUTER SUPPLIES	4	3	(1)
COMPUTER SUPPORT	11	4	(8)
OFFICE SUPPLIES	19	6	(13)
ART SUPPLIES	0	—	(0)
SHOP SUPPLIES	—	0	0
SHIPPING SUPPLIES	9	12	3
PROFESSIONAL FEES	823	296	(527)
GEN LIAB & PROPERTY	149	—	(149)
PUBLIC COMPANY EXPENSES	3	52	49
BUS LICENSES & FEES	3	30	27
USE TAX	—	1	1
TAX PENALTIES	—	10	10
SALES TAX	174	—	(174)
CONTRIBUTIONS	9	0	(8)
INTEREST	165	148	(17)
MISCELLANEOUS	41	22	(19)
MANAGEMENT FEE/(RECEIPT)	(475)	(375)	100

TOTAL G&A	4,160	3,240	(920)

TOTAL CASH DISBURSEMENTS	17,622	17,192	(430)

NET CASH FLOW	(3,490)	(2)	(3,489)

HALO Industries, Inc.
November 2001

Case #01-10000 (HALO Industries DIP)

Exhibit E — Consolidated Statement of Operations (MOR#2)

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
November 30, 2001

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$16,306,517	$68,558,229
Less: Returns and Allowances	—	(83)
Net Revenue	$16,306,517	$68,558,146
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	13,292,471	50,509,127
Gross Profit	3,014,046	18,049,019
OPERATING EXPENSES
Advertising	90	108,422
Auto and Truck Expenses	533	5,238
Bad Debts	17,037	272,470
Contributions
Employee Benefits Programs	305,417	998,734
Insider Compensation*	3,507,211	12,822,891
Insurance	87,550	345,389
Management Fee/Bonuses	30,487	213,407
Office Expense	35,432	184,053
Pension & Profit Sharing Plans
Repairs and Maintenance	51,748	295,872
Rent and Lease Expense	879,164	4,384,477
Salaries/Commission/Fees	1,249,927	5,701,770
Supplies	68,610	253,190
Taxes — Payroll	78,555	364,147
Taxes — Real Estate
Taxes — Other	20,728	188,297
Travel and Entertainment	66,468	452,369
Utilities	35,494	226,497
Other (attach schedule)	157,538	399,916
Total Operating Expenses Before Depreciation	6,591,990	27,217,141
Depreciation/Depletion/Amortization	440,469	1,880,023
Net Profit (Loss) Before Other Income & Expenses	(4,018,413)	(11,048,145)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	(38,353)	(97,444)
Interest Expense	547,081	1,719,997
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(3,509,685)	(9,425,592)
REORGANIZATION ITEMS
Professional Fees	977,139	3,586,501
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(600)
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	977,139	3,585,901
Income Taxes	—	—
Net Profit (Loss)	$(4,486,824)	$(13,011,493)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
November 30, 2001

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	85,334	332,725
Marketing	—	—
Catalogs	33,878	243,668
Promotion and business development	4,240	19,872
Exhibit & show expenses	20,707	84,366
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	17,683	147,517
Recruiting expense	—	—
Telemarketing — phone	166	166
Other selling expenses	(1)	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	213,725	841,545
Postage and freight	101,573	581,635
Bank fees/credit card charges	99,443	396,897
Computer expenses	20,853	75,652
Public company expenses	40,245	222,409
Other	(67,806)	(747,679)
Allocation Exp	(412,500)	(1,826,071)
Total Other	157,538	399,916

HALO Industries, Inc.
November 2001

Case #01-10000 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
November 30, 2001

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	657,003	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	45,003,256	47,810,047
Notes Receivable	—	—
Inventories	15,929,881	12,658,204
Prepaid Expenses	7,521,426	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	191,728,258	192,206,777
TOTAL CURRENT ASSETS	$260,839,824	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	1,006,298	3,942,889
Machinery and Equipment	17,389,120	16,998,197
Furniture, Fixtures and Office Equipment	6,690,056	9,717,576
Leasehold Improvements	8,910,659	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(14,880,972)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$19,171,841	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	231,933,261	233,583,342
TOTAL OTHER ASSETS	$231,933,261	$233,583,342
TOTAL ASSETS	$511,944,926	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	909,036	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,667,831)	(11,489,445)
Wages Payable	9,526,914	8,197,012
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	46,300,142	47,213,511
TOTAL POSTPETITION LIABILITIES	$45,068,261	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	32,734,478	—
TOTAL PRE-PETITION LIABILITIES	$32,734,478	$—
TOTAL LIABILITIES	$77,802,738	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(18,714,695)	(18,714,695)
Retained Earnings — Postpetition	(40,078,735)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	22,342,621	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$434,142,184	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	$511,944,923	$513,446,909

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
November 30, 2001

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
	191,728,258	192,206,777
Other Current Assets	191,728,258	192,206,777
Other Assets
Intangible Assets	13,561,811	14,051,075
Officer advances	13,898	30,938
Sample Inventory	6,680	6,680
Marketable securities	25,000	25,000
Note receivable	(23)	(23)
CSV — Life insurance	126,341	1,202,742
Security deposits	289,341	287,341
Other assets — miscellaneous	9,311	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	231,933,261	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	4,185,212	574,217
Accounts payable — rebates receivable	(1,218,000)	(1,314,249)
Accounts payable — manual	4,684,135	9,916,853
Customer deposit	1,780,796	4,882,994
Accrued interest	140,669	4,742
Accrued WIP costs	741,449	—
Accrued expenses other	5,787,314	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	6,974,740	9,213,061
Term loans	—	—
Line of credit	22,123,439	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	92,655	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	46,300,142	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(955,620)	(1,035,620)
Cumulative translation adjustment	4,317,883	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	18,980,358	18,980,358
Adjustments to Owner Equity	22,342,621	17,654,646

HALO Industries, Inc.
November 2001

Case #01-10000 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Nov. 2001

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Tax Ending Liability
Federal
Withholding
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        Current vendor payments terms are Net 7 from receipt date of invoice.

FORM MOR-4
(9/99)

*"Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
November 1, 2001 to November 30, 2001

DATE SUBMITTED:	9/10/2002
DATE REQUIRED:	1/19/2002
Vendor #	Payable To/ Address	Total Amount of Check
64160	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$2,545.37
3839	Tax Trust Acct Sales Tax Divison PO Box 830725 Birmingham, AL. 35283-0725	$139.26
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$15.58
	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$45.37
65228	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—
	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$—
66096	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$15.46
CITYH	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$1.69
	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
65556	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$2,044.00
Just Added 4/1/2001	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$319.09
64194	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$—
	State Tax Commission PO Box 76 Boise, ID 83707	$2,316.71

61177	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$3,901.60
63050	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$4,311.00
65295	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$13,867.52
63239	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$40,413.26
64193	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$3,173.69
61175	Virginia Department of Taxation
note new address	Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$4,360.20
22156	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$3,614.80
16090
Qtrly	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—
EFT's	NO CHECKS ARE REQUIRED	EFT's
	California Board of Equalization	$75,398.00
	Florida Dept of Revenue	$19,361.27
	Georgia Dept of Revenue	$62,259.69
	Indiana Dept of Revenue	$19,451.12
	Illinois Dept of Revenue	$—
	PA Dept of Revenue	$13,137.12
	Tennessee Department of Revenue	$17,310.00
	Texas Dept of Revenue	$66,170.25
	Wisconsin Department of Revenue	$3,482.43
14260	State of Michigan Dept 77802 Detroit, MI 48277-0003	$62,012.53
14259	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$18,617.52
14259	North Carolina Department of Revenue Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640	$506.92
3568	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$23,804.91

2

64194	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$22,230.55
DE	Annual report est pay	$10,401
NY	00 TR — MTB	$9,773

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QuickLinks

November 2001 Consolidated HALO DIP
November 2001 Consolidated Statement of Operations
November 2001 Consolidated Balance Sheet
November 2001 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments